SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report:    May 31, 2002
(Date of earliest event reported)

TIVO INC.
(exact name of registrant as specified in its charter)

Commission File:
000-27141

Delaware	77-0463167
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2160 Gold Street P.O. Box 2160 Alviso, California 95002
(Address of Principal executive offices, including zip code)

(408) 519-9100
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On May 31, 2002, we issued a press release entitled “TiVo Announces Date of Annual Meeting of Stockholders.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-looking Statements

This Current Report on Form 8-K may contain or incorporate by reference forward-looking statements. You can identify forward-looking statements by use of forward-looking terminology such as “believes,” “anticipates,” “expects,” “plans,” “may,” “will,” “intends” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Such forward-looking statements have known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of TiVo Inc. to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

Exhibit Number	Description
99.1	TiVo Inc. Press Release dated May 31, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIVO INC.

By:	/s/ DAVID H. COURTNEY
David H. Courtney Chief Financial Officer and Executive Vice President, Worldwide Operations and Administration

Date: May 31, 2002

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EXHIBIT INDEX

Exhibit Number	Description
99.1	TiVo Inc. Press Release dated May 31, 2002.